UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

ELEVATED CONCEPTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53631	26-3126279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ny Strandvej 21 3050 Humlebaek, Denmark	+45-5040-1749
(Address of Principal Executive Office)	(Registrant’s telephone number)

5 Revere Drive, Suite 200, Northbrook, IL 60062
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

In accordance with the terms and provisions of the Merger Agreement with Bloggerwave ApS, a Danish internet company, filed by the Company on its Current Report Form 8-K on September 14, 2009, the Company issued, on September 30, 2009, an aggregate of 3,000,000 shares of its restricted common stock.

The shares of common stock of the Company were issued in reliance upon the exemption from registration provided by Section 4(2) and Regulation S of the Securities Act of 1933, as amended.

The following table sets forth, as of September 30, 2009, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 12,100,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Ulrik Svane Thomsen Klovermarken 42 3060 Espergaerde, Denmark	500,000	4.1%
Jacob W. Lemmeke Sortevej 3 3070 Snekkersten, Denmark	500,000	4.1%
All executive officers and directors as a group (2 persons)	1,000,000	8.3%
Beneficial Shareholders greater than 5%
IQ Division Corp. (1) 1802 North Carson Street, Suite 108 Carson City, NV 89701	3,500.000	28.9%
Sapiens Alliance Ltd. (2) Akara Bldg., 24 De Castro Street Wickhams Cay I Road town, Tortola, British Virgin Islands	1,500,000	12.4%
Svaneco Ltd. (3) Akara Bldg., 24 De Castro Street Wickhams Cay I Road town, Tortola, British Virgin Islands	1,500,000	12.4%

(1)	Rene Lauritsen, a resident of Denmark, has dispositive and voting power over the shares of IQDivision Corp., a Nevada company, of which he is the sole officer and director.

(2)	Rene Lauitsen, a resident of Denmark, has dispositive and voting power over the shares of Sapiens Alliance Ltd., a BVI company, of which he is the director.

(3)	Jesper Svane, a resident of Denmark, has dispositive and voting power over the shares of Svaneco Ltd., a BVI company, of which he is the director.

Item 5.06   Change in Shell Company Status

As a result of the consummation of the Merger Agreement, the registrant is no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
None

(b) Pro Forma Financial Information.
None

(c) Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEVATED CONCEPTS INC.
/s/ Ulrik Svane Thomsen
Date: October 1, 2009	Ulrik Svane Thomsen, President